UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 2, 2008

PHH CORPORATION
(Exact name of registrant as specified in its charter)

MARYLAND (State or other jurisdiction of incorporation)	1-7797 (Commission File Number)	52-0551284 (IRS Employer Identification No.)
3000 Leadenhall Road
Mt. Laurel, New Jersey 08054
(Address of principal executive offices, including zip code)
(856) 917-1744
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
Purchase Agreement
On March 27, 2008, PHH Corporation (“PHH”, “Company”, “we” or “our”) entered into a Purchase Agreement (the “Purchase Agreement”) with Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC (collectively, the “Initial Purchasers”), with respect to our issuance and sale of $250 million in aggregate principal amount of 4.00% Convertible Senior Notes due 2012 (the “Notes”). The aggregate principal amount of the Notes issued reflects the full exercise of the over-allotment option granted to the Initial Purchasers with respect to the Notes. The offering of the Notes was completed on April 2, 2008. The Notes will mature on April 15, 2012. Upon conversion of the Notes, holders will receive cash up to the principal amount, and any excess conversion value will be delivered, at our election, in cash, shares of our common stock or a combination of cash and common stock.
The net proceeds from the offering were approximately $241 million. We used approximately $28 million of the net proceeds of the offering to pay the net cost of the convertible bond hedge and warrant transactions described under “Convertible Bond Hedge and Warrant Transactions” below. We intend to use the balance of the net proceeds of the offering to reduce the principal balance outstanding under the Amended and Restated Competitive Advance and Revolving Credit Agreement, dated as of January 6, 2006, among the Company, a group of lenders and JPMorgan Chase Bank, N.A., as administrative agent (the “Amended Credit Facility”).
The Purchase Agreement includes customary representations, warranties and covenants. Under the terms of the Purchase Agreement, the Company has agreed to indemnify the Initial Purchasers against certain liabilities.
Indenture
On April 2, 2008, $250 million in aggregate principal amount of the Notes were sold to the Initial Purchasers at a price of $1,000 per Note, less an Initial Purchasers’ discount. The Notes are governed by an indenture, dated as of April 2, 2008 (the “Indenture”), between the Company and The Bank of New York, as trustee (the “Trustee”). The Notes will bear interest at a rate of 4.00% per year, payable semiannually in arrears in cash on April 15th and October 15th of each year, beginning on October 15, 2008. The Notes are our senior unsecured obligations and rank equally with all of our existing and future senior debt and senior to all of our subordinated debt.
Holders may convert their Notes at their option on any day prior to the close of business on the “scheduled trading day” immediately preceding October 15, 2011 only under the following circumstances: (1) during the five business-day period after any five consecutive trading day period (the “measurement period”) in which the trading price per Note for each day of that measurement period was less than 98% of the product of the last reported sale price of our common stock and the conversion rate on each such day; (2) during any calendar quarter after the calendar quarter ending June 30, 2008, and only during such calendar quarter, if the last reported sale price of our common stock for 20 or more trading days in a period of 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter exceeds 130% of the applicable conversion price in effect on each such trading day; or (3) upon the occurrence of specified corporate events. The Notes will be convertible, regardless of the foregoing circumstances, at any time from, and including, October 15, 2011 through the third scheduled trading day immediately preceding the maturity date.
Upon conversion we will pay cash based on a “daily conversion value” calculated on a proportionate basis for each “VWAP trading day” of the relevant 60 VWAP trading day observation period. The initial conversion rate for the Notes will be 48.7805 shares of common stock per $1,000 in principal amount of Notes, equivalent to a conversion price of approximately $20.50 per share of common stock. The conversion rate and the conversion price will be subject to adjustment in certain events, such as distributions of dividends or stock splits.
Subject to certain exceptions, holders may require the Company to repurchase for cash all or part of their Notes upon a “fundamental change” (as defined in the Indenture) at a price equal to 100% of the principal amount of the Notes being repurchased plus any accrued and unpaid interest up to, but excluding, the relevant repurchase date. The Company may not redeem the Notes prior to maturity. In addition, upon a “make-whole fundamental change” (as defined in the Indenture), we will in some cases increase the conversion rate for a holder that elects to convert its Notes in connection with such make-whole fundamental change.

The Indenture contains certain events of default after which the Notes may be due and payable immediately. Such events of default include, without limitation, the following: failure to pay interest on any Note when due and such failure continues for 30 days; failure to pay any principal of, or extension fee (if any) on, any Note when due and payable at maturity, upon required repurchase, upon acceleration or otherwise; failure to comply with our obligation to convert the Notes into cash, our common stock or a combination of cash and our common stock, as applicable, upon exercise of a holder’s conversion right and such failure continues for 5 days; failure in performance or breach of any covenant or agreement by us under the Indenture and such failure or breach continues for 60 days after written notice has been given to us; failure by us to provide timely notice of a fundamental change; failure to pay any indebtedness borrowed by us or one of our significant subsidiaries in an outstanding principal amount in excess of $25 million if such default is not rescinded or annulled within 30 days after written notice; failure by us to pay, bond, post a letter of credit or otherwise discharge any judgments or orders in excess of $25 million within 60 days of notice; and certain events in bankruptcy, insolvency or reorganization of the Company.
Convertible Note Hedge and Warrant Transactions
Concurrently with the pricing of the Notes, on March 27, 2008, the Company entered into convertible note hedging transactions (collectively, the “Note Hedges”) with respect to our common stock (the “Purchased Options”) with financial institutions that are affiliates of the Initial Purchasers (collectively, the “Option Counterparties”). The Purchased Options cover, subject to anti-dilution adjustments substantially identical to those in the Notes, 12,195,125 shares of our common stock.
The Purchased Options are intended to reduce the potential dilution upon conversion of the Notes in the event that the market value per share of our common stock, as measured under the Notes, at the time of exercise is greater than the conversion price of the Notes. The Note Hedges are separate transactions, entered into by us with the Option Counterparties, and are not part of the terms of the Notes. Holders of the Notes will not have any rights with respect to the Purchased Options.
Separately and concurrently with the pricing of the Notes, on March 27, 2008, the Company entered into warrant transactions (collectively, the “Warrant Transactions”) whereby we sold to the Option Counterparties warrants to acquire, subject to anti-dilution adjustments, 12,195,125 shares of our common stock (the “Sold Warrants”). The Sold Warrants expire after the Purchased Options.
The Note Hedges and Warrant Transactions are intended to reduce potential dilution to our common stock upon potential future conversion of the Notes and generally have the effect of increasing the conversion price of the Notes to $27.20 per share, representing a 60% premium based on the closing price of our common stock on March 27, 2008. If the market value per share of our common stock, as measured under the Sold Warrants, exceeds the strike price of the Sold Warrants, the Sold Warrants will have a dilutive effect on our earnings per share. The Warrant Transactions are separate transactions, entered into by the Company with the Option Counterparties, and are not part of the terms of the Notes. Holders of the Notes will not have any rights with respect to the Sold Warrants.
In connection with the Note Hedges and Warrant Transactions, we entered into confirmation letters with the Option Counterparties (collectively, the “Confirmations”) setting forth the terms and conditions of the Note Hedges and Warrant Transactions.
Relationships
The Initial Purchasers have performed investment banking and advisory services for us from time to time for which they have received customary fees and expenses. The Initial Purchasers may, from time to time, engage in transactions with and perform services for us in the ordinary course of their business. In addition, affiliates of the Initial Purchasers are lenders under our Amended Credit Facility, and certain other existing funding arrangements to which we or certain of our subsidiaries are parties. After payment of the net cost of the Note Hedges and Warrant Transactions, we intend to use the remainder of the net proceeds from the issuance of the Notes to reduce the principal balance under our Amended Credit Facility.
The foregoing summary of the Indenture, Notes, Purchase Agreement, Note Hedges, Warrant Transactions and Confirmations set forth above is qualified in its entirety by reference to the full text of the Indenture, Notes, Purchase Agreement, Master Terms and Conditions for Convertible Note Hedging Transactions, Master Terms and Conditions for Warrant Transactions and the Confirmations, copies of which are attached to this Current Report on Form 8-K (“Form 8-K”) as Exhibits 4.1, 4.2, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10, 10.11, 10.12 and 10.13, respectively, and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.
The information set forth under Item 1.01 of this Form 8-K is incorporated herein by reference.
The Notes, Note Hedges, Warrant Transactions and the shares of common stock underlying such securities (the “Securities”) have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any applicable state securities laws, and were offered only to “qualified institutional buyers” pursuant to Rule 144A promulgated under the Securities Act. The offering and sale of the Securities to the Initial Purchasers was made in reliance on the exemption from registration provided by Section 4(2) of the Securities Act.

Item 8.01.	Other Events.
On April 2, 2008, the Company issued a press release announcing the closing of the private placement of the Notes. The full text of the press release is attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit 4.1	Indenture dated as of April 2, 2008, by and between PHH Corporation and The Bank of New York, as Trustee

	Exhibit 4.2	Form of Global Note 4.00% Convertible Senior Note Due 2012 (included as part of Exhibit 4.1)

	Exhibit 10.1	Purchase Agreement dated March 27, 2008 by and between PHH Corporation, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC, as representatives of the Initial Purchasers

	Exhibit 10.2	Master Terms and Conditions for Convertible Bond Hedging Transactions dated March 27, 2008 by and between PHH Corporation and J.P. Morgan Chase Bank, N.A.

	Exhibit 10.3	Master Terms and Conditions for Warrants dated March 27, 2008 by and between PHH Corporation and J.P. Morgan Chase Bank, N.A.

	Exhibit 10.4	Confirmation of Convertible Bond Hedging Transactions dated March 27, 2008 by and between PHH Corporation and J.P. Morgan Chase Bank, N.A.

	Exhibit 10.5	Confirmation of Warrant dated March 27, 2008 by and between PHH Corporation and J.P. Morgan Chase Bank, N.A.

	Exhibit 10.6	Master Terms and Conditions for Convertible Bond Hedging Transactions dated March 27, 2008 by and between PHH Corporation and Wachovia Bank, N.A.

	Exhibit 10.7	Master Terms and Conditions for Warrants dated March 27, 2008 by and between PHH Corporation and Wachovia Bank, N.A.

	Exhibit 10.8	Confirmation of Convertible Bond Hedging Transactions dated March 27, 2008 by and between PHH Corporation and Wachovia Bank, N.A.

	Exhibit 10.9	Confirmation of Warrant dated March 27, 2008 by and between PHH Corporation and Wachovia Bank, N.A.

Exhibit 10.10	Master Terms and Conditions for Convertible Bond Hedging Transactions dated March 27, 2008 by and between PHH Corporation and Citibank, N.A.

Exhibit 10.11	Master Terms and Conditions for Warrants dated March 27, 2008 by and between PHH Corporation and Citibank, N.A.

Exhibit 10.12	Confirmation of Convertible Bond Hedging Transactions dated March 27, 2008 by and between PHH Corporation and Citibank, N.A.

Exhibit 10.13	Confirmation of Warrant dated March 27, 2008 by and between PHH Corporation and Citibank, N.A.

Exhibit 99.1	Press Release dated April 2, 2008.
Forward-Looking Statements
This Form 8-K and the press release attached as Exhibit 99.1 hereto contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward looking statements include the following: (i) our intention regarding the use of the net proceeds of the offering; (ii) our expectations regarding the effect on the price of our common stock from the convertible note hedge and warrant transactions and various derivative transactions; and (iii) our engagement of the Initial Purchasers, from time to time, in transactions with and performance of services for us in the ordinary course of their business. These statements are subject to known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. You should understand that these statements are not guarantees of performance or results and are preliminary in nature. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may result”, “will result”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts.
You should consider the areas of risk described under the heading “Cautionary Note Regarding Forward-Looking Statements” in our periodic reports under the Exchange Act and those risk factors included as “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2007, in connection with any forward-looking statements that may be made by us and our businesses generally. Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION

By:	/s/ Clair M. Raubenstine

Name:	Clair M. Raubenstine
Title:	Executive Vice President and Chief Financial Officer
Dated: April 3, 2008